UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Presbia PLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 11, 2015

To our Shareholders:

You are cordially invited to attend our 2015 Annual General Meeting of Shareholders on Thursday, July 23, 2015 at 10:00 a.m. (Irish Standard Time) at The Fitzwilliam Hotel, St Stephens Green, Dublin 2, Ireland. During the meeting, we will discuss each item of business described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement, update you on important developments in our business and respond to any questions that you may have about us.

Information about the matters to be acted on at the meeting is contained in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement. Also enclosed herewith is your proxy card, which includes instructions for voting, our 2014 Annual Report, and our Irish Statutory Accounts for the fiscal year ended December 31, 2014.

Your vote is extremely important.

You may vote by telephone or the internet, as described in the instructions printed on the enclosed proxy card; by using the enclosed proxy card; or by voting in person at the meeting. Whether or not you expect to attend the Annual General Meeting, please vote your shares.

I hope you will find it possible to participate in the meeting.

Best regards,

/s/ Ralph Thurman
Ralph Thurman
Chairman of the Board

Registered in Ireland — No. 539137

Arthur Cox Building, Earlsfort Terrace, Dublin 2, Ireland

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On July 23, 2015

To the Shareholders of Presbia PLC:

Our Annual General Meeting of Shareholders (the “Annual Meeting”) will be held at The Fitzwilliam Hotel, St Stephens Green, Dublin 2, Ireland, on Thursday, July 23, 2015 at 10:00 a.m. (Irish Standard Time). At the Annual Meeting, shareholders will be asked to:

1. By separate resolutions, elect to our Board of Directors (the “Board”) to serve as directors until the conclusion of the annual general meeting of shareholders held in 2016 the following individuals nominated by our Board: Ralph Thurman; Richard Ressler; Zohar Loshitzer; Vladimir Feingold; Todd Cooper; Robert Cresci; and Mark Blumenkranz.

2. Ratify, in a non-binding vote, the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the independent registered public accounting firm of Presbia with respect to Presbia’s U.S. financial statements and to authorize, in a binding vote, the Audit Committee of the Board to set such auditor’s remuneration.

3. Ratify, in a non-binding vote, the appointment of Moore Stephens LLP as the independent statutory auditor of Presbia with respect to Presbia’s Irish financial statements and to authorize, in a binding vote, the Audit Committee of the Board to set such auditor’s remuneration.

4. Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the election of each of the Board’s director nominees (Proposal 1), “FOR” the proposal to ratify Squar, Milner, Peterson, Miranda & Williamson, LLP as Presbia’s independent registered public accounting firm with respect to Presbia’s U.S. financial statements for the year ending December 31, 2015 and to authorize the Audit Committee of the Board to set such auditor’s remuneration (Proposal 2), and “FOR” the proposal to ratify Moore Stephens LLP as Presbia’s independent statutory auditor with respect to Presbia’s Irish financial statements for the year ending December 31, 2015 and to authorize the Audit Committee of the Board to set the auditor’s remuneration (Proposal 3). Each of the proposals is an ordinary resolution, requiring approval by a simple majority of those shareholders present in person or by proxy at the Annual Meeting and who are entitled to vote.

During the Annual Meeting, management will present Presbia PLC’s Irish Statutory Accounts for the fiscal year ended December 31, 2014 and the reports of Deloitte (Ireland), our independent auditor under Irish law for the year ended December 31, 2014, thereon. Our Board has fixed the close of business on June 1, 2015 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided or grant your proxy by telephone or internet by following the instructions printed on the enclosed proxy card. Any shareholder entitled to attend and vote at the Annual Meeting may appoint one or more proxies who need not be a shareholder of Presbia PLC. If you wish to appoint as proxy any person other than the individuals specified on the enclosed proxy card, please contact the Company Secretary at our corporate headquarters.

By Order of the Board of Directors,

/s/ Richard Fogarty
Richard Fogarty, Secretary
Dublin Ireland
June 11, 2015

PRESBIA PLC

PROXY STATEMENT

This Proxy Statement and the enclosed form of proxy card, the foregoing Notice of Annual General Meeting of Shareholders, our enclosed 2014 Annual Report (the “Annual Report”) and our Irish Statutory Accounts for the fiscal year ended December 31, 2014, including the related reports, are furnished in connection with the solicitation by the Board of Directors (the “Board”) of Presbia PLC, an Irish incorporated public limited company, for use at our 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at The Fitzwilliam Hotel, St Stephen’s Green, Dublin 2, Ireland, on Thursday, July 23, 2015 at 10:00 a.m. (Irish Standard Time), and at any adjournment or postponement thereof. Only shareholders of record at the close of business on June 1, 2015 (the “Record Date”) shall be entitled to notice of, and to vote at, the Annual Meeting. This proxy statement and related materials or a Notice of Availability with respect to how to access such materials are first being sent to shareholders on or about June 11, 2015.

Our Board unanimously recommends that you vote “FOR” the election of each of the Board’s director nominees (Proposal 1), “FOR” the proposal to ratify Squar, Milner, Peterson, Miranda & Williamson, LLP as Presbia’s independent registered public accounting firm with respect to Presbia’s U.S. financial statements for the year ending December 31, 2015 and to authorize the Audit Committee of the Board to set such auditor’s remuneration (Proposal 2), and “FOR” the proposal to ratify Moore Stephens LLP as Presbia’s independent statutory auditor with respect to Presbia’s Irish financial statements for the year ending December 31, 2015 and to authorize the Audit Committee of the Board to set the auditor’s remuneration (Proposal 3). Each of the proposals is an ordinary resolution, requiring approval by a simple majority of those shareholders present in person or by proxy at the Annual Meeting and who are entitled to vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 23, 2015:

This Proxy Statement and the enclosed form of proxy card, and the enclosed Notice of Annual General Meeting of Shareholders, the Annual Report and our 2014 Irish Statutory Accounts, are available at: www.envisionreports.com/LENS.

EXPLANATORY NOTE: In January 2015, we completed a series of corporate reorganization transactions described in “General Information About the Annual General Meeting and Voting — Corporate History,” which we refer to herein as the Reorganization Transactions. Unless we state otherwise, the terms “we,” “us,” “our,” “Presbia” and the “company” refer to Presbia PLC and its consolidated subsidiaries after giving effect to the Reorganization Transactions. Prior to the completion of the Reorganization Transactions, the foregoing terms refer to the entities that became the consolidated subsidiaries of Presbia PLC upon consummation of the Reorganization Transactions.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING		1

THE PROPOSALS		8

PROPOSAL 1 —	ELECTION OF DIRECTORS	8

PROPOSAL 2 —	NON-BINDING RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM WITH RESPECT TO U.S. FINANCIAL STATEMENTS AND BINDING VOTE TO AUTHORIZE THE AUDIT COMMITTEE TO SET THE REMUNERATION OF SUCH AUDITOR	9

PROPOSAL 3 —	NON-BINDING RATIFICATION OF INDEPENDENT STATUTORY AUDITOR WITH RESPECT TO IRISH FINANCIAL STATEMENTS AND BINDING VOTE TO AUTHORIZE THE AUDIT COMMITTEE TO SET THE REMUNERATION OF SUCH INDEPENDENT STATUTORY AUDITOR	11

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE		12

EXECUTIVE COMPENSATION		19

REPORT OF THE AUDIT COMMITTEE		27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		28

AUDITORS		30

RELATED PARTY TRANSACTIONS		32

PRESENTATION OF THE IRISH STATUTORY ACCOUNTS		35

IRISH COMPANIES ACT 2014 (THE “NEW ACT”)		36

OTHER MATTERS		37

ACCESS TO FORM 10-K		38

i

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why are you receiving these proxy materials?

We are providing these proxy materials to you because our Board is asking (technically called soliciting) holders of our ordinary shares to provide proxies to be voted at the Annual Meeting. The Annual Meeting is scheduled for July 23, 2015, commencing at 10:00 a.m. (Irish Standard Time), at The Fitzwilliam Hotel, located at St Stephen’s Green, St Stephens Green Shopping Centre, Dublin 2, Ireland. Your proxy will be used at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. Proxy Materials or a Notice of Availability are first being sent to shareholders on or about June 11, 2015.

What will shareholders be voting on?

1. To elect our directors;

2. To ratify, in a non-binding vote, the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the independent registered public accounting firm of Presbia with respect to Presbia’s U.S. financial statements and to authorize, in a binding vote, the Audit Committee of the Board to set such auditor’s remuneration;

3. To ratify, in a non-binding vote, the appointment of Moore Stephens LLP as the independent statutory auditor of Presbia with respect to Presbia’s Irish financial statements and to authorize, in a binding vote, the Audit Committee of the Board to set such auditor’s remuneration; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on the record date, June 1, 2015, may vote at the Annual Meeting. There were 13,351,874 of our ordinary shares issued and outstanding and entitled to vote on June 1, 2015 held by four holders of record. If you would like to inspect our Irish Statutory Register of Members, please call Richard Fogarty, our Secretary, at +353 (1) 659 9446 to arrange a visit to our registered office.

What are the voting rights of the holders of our ordinary shares?

Each outstanding ordinary share will be entitled to one vote on each matter to be voted on a poll at the Annual Meeting.

How can you vote?

If you are a record holder, meaning your shares are registered in your name, you may vote or submit a proxy:

1. By Telephone — You can vote your shares by telephone by following the instructions provided on the enclosed proxy card or the Notice of Availability. The telephone voting procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote its shares and confirm that its instructions have been properly recorded. Voting by telephone authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

2. Over the Internet — You can simplify your voting by voting your shares via the internet as instructed on the enclosed proxy card or the Notice of Availability. The internet procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote its shares and confirm that its instructions have been properly recorded. Voting via the internet authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

3. By Mail — Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign the enclosed proxy card appointing Ralph Thurman and Todd Cooper as your proxies but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

4. In Person Vote at the Annual Meeting — If you attend the Annual Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting. If you hold your shares through a broker or bank and wish to vote in person, please bring a “legal” proxy from your broker or bank.

Even if you plan to attend the Annual Meeting, we recommend that you vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

Beneficial Owners, Broker Non-Votes and Abstentions

Most of our shareholders hold their shares in “street name” through a broker, bank or other nominee, rather than directly in their own names. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee pursuant to the instructions that they provide to you. If you provide specific voting instructions by telephone, by internet or by mail, your broker, bank or other nominee must vote your shares as you have directed. If you wish to vote in person at the Annual Meeting, you must request a legal proxy form from your broker, bank or other nominee.

Brokers, banks, or other nominees that are member firms of the New York Stock Exchange and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks, or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our auditors and authorization for the Audit Committee of the Board to set their remuneration; however, they will not have this discretionary authority with respect to non-routine matters, including the election of directors. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.” Both broker non-votes and abstentions are counted as present for the purpose of determining the presence of a quorum, but will not otherwise have any effect on the vote with respect to any proposal presented at the Annual Meeting. We encourage you to provide voting instructions to the organization that holds your shares.

Can you change your vote or revoke your proxy?

You may revoke your proxy before your shares are voted at the Annual Meeting by:

•	timely notifying our Secretary, Richard Fogarty, in writing, at Presbia PLC’s headquarters at 120/121 Baggot Street Lower, Dublin 2, Ireland, that you are revoking your proxy;

•	submitting a later dated proxy card;

•	voting again by telephone or over the internet; or

•	attending and voting at the Annual Meeting.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your broker, bank, or other nominee pursuant to the instructions you have received from them.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. Unless as set forth below, by using any of the methods discussed above, you will be appointing as your proxies Todd Cooper, our President and Chief Executive Officer and one of our directors, and Ralph Thurman, our Executive Chairman. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your ordinary shares may be voted.

If you are a shareholder who is entitled to attend and vote, then you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. A proxy is not required to be a shareholder of Presbia. If you wish to appoint as proxy any person other than Ralph Thurman and Todd Cooper, please contact Richard Fogarty, our Corporate Secretary, at Presbia PLC’s headquarters at 120/121 Baggot Street Lower, Dublin 2, Ireland. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a shareholder from attending, speaking and voting at the Annual Meeting in person.

How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you choose to vote by mail and complete, sign, and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of each of the seven director nominees named in Proposal 1 and “FOR” Proposals 2 and 3. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

What constitutes a quorum?

The holders of at least 50% of the 13,351,874 ordinary shares issued and outstanding as of the record date entitled to vote at the Annual Meeting in person, either present or represented by proxy, will constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If within one hour from the time appointed for the Annual Meeting a quorum is not present, the Annual Meeting shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine, and if at the adjourned meeting, a quorum is not present within one hour from the time appointed for the meeting, the shareholders present shall be a quorum.

What vote is required to approve each matter and how are votes counted?

For each of the proposals to be presented at the Annual Meeting (election of each of the directors and ratification of our independent registered public accounting firm and independent auditor and approval of the Audit Committee to set both of such auditors’ remuneration), the requisite vote to approve such matters is the affirmative vote of the holders of our ordinary shares representing a simple majority of the ordinary shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting other than Proposals 1, 2 and 3 included herein. If any other matters are properly presented at the Annual Meeting, the persons named as proxies in the enclosed proxy card are permitted to vote or otherwise act in accordance with their judgment on the matter.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (SEC) within four business days following the Annual Meeting. You will be able to find a copy of the Form 8-K on the internet through the SEC’s EDGAR website (www.sec.gov) or through the “Investors” section of our website (www.presbia.com).

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board and we will bear the costs of the solicitation. This solicitation is being made by mail and through the internet, but also may be made by telephone or in person. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.

Why does Presbia have two sets of financial statements covering the same fiscal period?

U.S. securities laws require us to send or make available to you our 2014 Annual Report on Form 10-K, which includes our U.S. financial statements prepared in accordance with U.S. GAAP required by SEC rules. Irish law also requires us to send or make available to you our Irish Statutory Accounts for our 2014 fiscal year, including the reports of our directors and auditors thereon, which accounts have been prepared in accordance with Irish law. As required by Irish law, the Irish Statutory Accounts will be laid before the Annual Meeting.

Who is our auditor and will they be represented at the Annual Meeting?

Deloitte & Touche LLP, or D&T, served as our independent registered public accounting firm under U.S. law for the fiscal year ended December 31, 2014 and audited our U.S. financial statements for such fiscal year. Deloitte (Ireland) served as our independent auditor under Irish law for the fiscal year ended December 31, 2014 and audited our Irish Statutory Accounts for such fiscal year. The Audit Committee of our Board conducted a review of our auditors. As a result of this review, on June 4, 2015, upon the recommendation of the Audit Committee and following careful deliberation, we decided to engage Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm with respect to our U.S. financial statements for the fiscal year ending December 31, 2015 and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements for the year ending December 31, 2015, which engagements became effective on June 8, 2015. On June 4, 2015, D&T was dismissed as our independent registered public accounting firm, effective immediately, and on June 5, 2015, Deloitte (Ireland) resigned as our independent auditor, effective immediately.

During the Annual Meeting, management will present our Irish Statutory Accounts for the fiscal year ended December 31, 2014 and the reports of Deloitte (Ireland), our independent auditor for the year ended December 31, 2014, thereon. One or more representatives of Deloitte (Ireland) is expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.

In addition, one or more representatives of Squar, Milner, Peterson, Miranda & Williamson, LLP, our independent registered public accounting firm with respect to our U.S. financial statements for the year to end December 31, 2015, and Moore Stephens LLP, our independent statutory auditor with respect to our Irish financial statements for the year to end December 31, 2015, is expected to be present or participate telephonically at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.

Why are you being asked to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP and Moore Stephens LLP?

Our Audit Committee has chosen Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm with respect to our U.S. financial statements for the year ending December 31, 2015 and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements for the year ending December 31, 2015. Although shareholder approval of our Audit Committee’s selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm with respect to our U.S. financial statements and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements is non-binding and not required, we believe that it is advisable to give shareholders an opportunity to ratify this selection. If either or both of these proposals is not approved at the Annual Meeting, our Audit Committee has agreed to reconsider its selection of such auditor or auditors, but will not be required to take any action.

Why are you being asked to authorize the Audit Committee to set our independent auditor’s remuneration?

As a matter of Irish law, where the independent auditor is appointed by the board of directors, the board or a committee duly authorized by the board is able to set the auditor’s remuneration. In most other circumstances, the company’s shareholders must approve the remuneration at the annual general shareholders meeting. Although we are not required to seek shareholder authorization to enable our Audit Committee to set the remuneration of our auditors, because we are asking our shareholders to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm with respect to our U.S. financial statements and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements, we believe it is advisable to give shareholders an opportunity to authorize the Audit Committee of our Board to set Squar, Milner, Peterson, Miranda & Williamson, LLP’s remuneration and Moore Stephens LLP’s remuneration. For Irish incorporated public companies, it is standard practice that the shareholders are asked to approve the level of auditor remuneration.

What is “householding” and how does it affect me?

Some brokers, banks and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of availability of proxy materials. This means that only one copy of this Proxy Statement, our Annual Report and our Irish Statutory Accounts, or our Notice of Availability, may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Investor Relations Department at Presbia PLC, 120/121 Baggot Street Lower, Dublin 2 Ireland or +353 (1) 659 9446.

If you want to receive separate copies of our Proxy Statement, Annual Report and our Irish financial statements, or our Notice of Availability, in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Investor Relations Department, in writing, at the address listed above.

When are shareholder proposals and director nominations for our 2016 annual general meeting of shareholders due?

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2016 annual general meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in our proxy materials, shareholder proposals must be received by our Secretary at our offices at Presbia PLC, 120/121 Baggot Street Lower, Dublin 2 Ireland, not later than February 11, 2016. If, however, the date of our 2016 annual general meeting of shareholders will be on or before June 28, 2016 or on or after August 28, 2016, then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2016 annual general meeting of shareholders will not affect any rights of shareholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our memorandum and articles of association, a shareholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual general meeting of shareholders. These procedures provide that in order for a shareholder to propose a nomination for director nominee(s) and/or an item of business to be introduced at an annual general meeting of shareholders, the shareholder (i) must be a shareholder at the time of giving notice of such annual general meeting by or at the direction of the Board and at the time of such annual general meeting, (ii) must be entitled to vote at such annual general meeting and (iii) must comply with the procedures set forth in our memorandum and articles of association as to such nomination or business.

We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2016 annual general meeting of shareholders after April 2, 2016, but before April 27, 2016. If the notice is not received within this timeframe, then the notice will be considered untimely and we are not required to present such proposal at the 2016 annual general shareholders meeting.

In the event that no annual general meeting of shareholders was held in the previous year or the date of the annual general meeting of shareholders is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement (we currently expect to hold our 2016 annual general shareholders meeting on or about July 25, 2016), notice must be so delivered by the shareholder not earlier than the close of business on the 100th calendar day prior to the date of such annual general meeting and not later than the close of business on (a) 75 calendar days prior to the day of the contemplated annual general meeting or (b) the 10th calendar day after the day on which public announcement of the date of the contemplated annual general meeting is first made by Presbia; provided, further, that with respect to the first annual general shareholder meeting of Presbia, notice by a shareholder must be so delivered by the close of business on the day that is not less than ten days after the day on which public announcement of the date of such meeting is first made by Presbia. In no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period for the giving of a shareholder’s notice as described above. Any such notice must include all of the information required to be in such notice pursuant to our articles of association.

Corporate History

In February 2015, Presbia PLC consummated its initial public offering of ordinary shares. Prior to our initial public offering, we effected a series of reorganization transactions described below.

Our controlling shareholder, Presbia Holdings, was organized in the Cayman Islands in 2007 as an exempted company with limited liability. In 2009, Presbia Holdings acquired Visitome, Inc., a California corporation and the developer of our corneal inlay technology.

In October 2013, we completed a restructuring which involved the establishment of our interim holding company, Presbia Ireland, Limited, that directly or indirectly owns 100% of our business, assets and subsidiaries. Presbia Ireland, Limited is organized under the laws of Ireland as a private limited company. At the time of the restructuring, Presbia Ireland, Limited was wholly-owned by Presbia Holdings and certain intercompany debt was owed to Presbia Holdings by certain of its other subsidiaries. As part of the restructuring, approximately $12.2 million of such outstanding intercompany debt owed to Presbia Holdings was converted to equity of such subsidiaries. We refer to this transaction as the 2013 Restructuring.

In November 2014, Presbia Holdings converted all the remaining indebtedness owed to Presbia Holdings by certain subsidiaries of Presbia Ireland, Limited at that time to equity. In this transaction, approximately $23.5 million of outstanding intercompany debt owed to Presbia Holdings was converted to equity of such subsidiaries. We refer to this transaction as the 2014 Debt Conversion.

In January 2015, Presbia Holdings converted all the remaining indebtedness owed by a subsidiary of Presbia Ireland, Limited at that time to equity. In this transaction, approximately $1.6 million of outstanding intercompany debt owed to Presbia Holdings was converted to equity of such subsidiary. We refer to this transaction as the 2015 Debt Conversion. In addition, immediately following the 2015 Debt Conversion, Presbia Holdings contributed all the share capital in issue in Presbia Ireland, Limited to Presbia PLC, an Irish incorporated public limited company formed in February 2014 for the purpose of consummating our initial public offering, in exchange for 9,166,667 ordinary shares of Presbia PLC. We refer to this transaction as the 2015 Capital Contribution. Presbia PLC previously issued 40,000 ordinary shares to Presbia Holdings upon its formation, in order to satisfy statutory requirements for the incorporation of all Irish public limited companies, which were re-designated as deferred shares under our memorandum and articles of association prior to the consummation of our initial public offering. We refer to the 2014 Debt Conversion, the 2015 Debt Conversion and the 2015 Capital Contribution, collectively, as the 2014-2015 Restructuring.

We refer to the 2013 Restructuring, the formation and initial capitalization of Presbia PLC, and the 2014-2015 Restructuring, collectively, as the Reorganization Transactions.

Emerging Growth Company

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and we are taking advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes Oxley Act of 2002 and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. In addition, because we are an emerging growth company, we are not required to include a Compensation Discussion and Analysis section in this proxy statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to emerging growth companies.

THE PROPOSALS

PROPOSAL 1 — ELECTION OF DIRECTORS

(ORDINARY RESOLUTION)

Our articles of association provide that the number of members of our Board shall be no less than two members and no more than 11 members, as our Board may determine from time to time. The number of members of our Board is currently fixed at seven. The first proposal before the shareholders at the Annual Meeting is the election of our Board. Our Board recommends to our shareholders the election of each of the following designated nominees for election at the Annual Meeting, to serve as directors until the conclusion of the annual general meeting of shareholders held in 2016 or until his or her earlier death, removal or resignation: Ralph Thurman, Richard Ressler, Zohar Loshitzer, Vladimir Feingold, Todd Cooper, Robert Cresci and Mark Blumenkranz.

The nominees receiving approval of a simple majority of those shareholders present in person or by proxy at the Annual Meeting and who are entitled to vote will be elected to serve on our Board. All nominees are presently directors who have consented to be named and have agreed to serve if elected. If this should not be the case, however, the proxies may vote for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Annual Meeting or leave the position(s) vacant.

Notwithstanding the requirement that a nominee requires approval by a simple majority of those shareholders present in person or by proxy at the Annual Meeting, as Irish law requires a minimum of two directors, if, at any Annual Meeting, the number of directors is reduced below the prescribed minimum due to the failure of any directors to be re-elected, then in those circumstances, the two directors who receive the highest number of votes in favor of re-election shall be re-elected and shall remain directors until such time as additional directors have been appointed to replace them as directors.

Biographical information concerning each nominee for election as director is set forth in the section of this Proxy Statement entitled “Directors, Executive Officers and Corporate Governance.”

Our Board unanimously recommends a vote “FOR” each of the Board’s seven director nominees presented in Proposal 1.

PROPOSAL 2 — NON-BINDING RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM WITH RESPECT TO U.S. FINANCIAL STATEMENTS AND BINDING VOTE TO AUTHORIZE THE AUDIT COMMITTEE TO SET THE REMUNERATION OF SUCH AUDITOR

(ORDINARY RESOLUTION)

The Audit Committee of our Board has selected Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm with respect to our U.S. financial statements for the fiscal year ending December 31, 2015. We are submitting this selection for ratification by our shareholders at the Annual Meeting.

D&T served as our independent registered public accounting firm under U.S. law for the fiscal year ended December 31, 2014 and audited our U.S. financial statements for such fiscal year. Deloitte (Ireland) served as our independent auditor under Irish law for the fiscal year ended December 31, 2014 and audited our Irish Statutory Accounts for such fiscal year. The Audit Committee of our Board conducted a review of our auditors. As a result of this review, on June 4, 2015, upon the recommendation of the Audit Committee and following careful deliberation, we decided to engage Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm with respect to our U.S. financial statements for the fiscal year ending December 31, 2015 and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements for the fiscal year ending December 31, 2015, which engagements became effective on June 8, 2015. On June 4, 2015, D&T was dismissed as our independent registered public accounting firm, effective immediately, and on June 5, 2015, Deloitte (Ireland) resigned as our independent auditor, effective immediately.

The audit reports of D&T on our financial statements for the fiscal years ended December 31, 2014, or Fiscal 2014, and December 31, 2013, or Fiscal 2013, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except the audit reports for Fiscal 2014 and Fiscal 2013 contained an explanatory paragraph relating to allocations of expenses from Presbia Holdings, our controlling shareholder, and arrangements with related parties, and the audit report for Fiscal 2013 contained an explanatory paragraph relating to our ability to continue as a going concern.

During Fiscal 2014 and Fiscal 2013, and during the period from January 1, 2015 through June 4, 2015, we had: (i) no disagreements with D&T of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to D&T’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During Fiscal 2014 and Fiscal 2013, and during the period from January 1, 2015 through June 8, 2015, neither we nor anyone on our behalf consulted Squar, Milner, Peterson, Miranda & Williamson, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively), except that Squar, Milner, Peterson, Miranda & Williamson, LLP assisted in the preparation of the Company’s income tax provision in connection with the Company preparing its financial statements for Fiscal 2014.

One or more representatives of Squar, Milner, Peterson, Miranda & Williamson, LLP is expected to be present or participate telephonically at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.

We are not required to seek shareholder ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm with respect to our U.S. financial statements. However, we are submitting the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders do not ratify the selection, our Board and the Audit Committee will reconsider whether or not to retain Squar, Milner, Peterson, Miranda & Williamson, LLP. Even if the selection is ratified, our Board and the Audit Committee, in their discretion, may change the appointment at any time during the year if they determine that such a change would be in the best interests of Presbia and our shareholders.

Because we are asking our shareholders to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm with respect to our U.S. financial statements, we believe it is advisable to give shareholders an opportunity to authorize the Audit Committee of our Board to set such auditor’s remuneration.

Our Board unanimously recommends a vote “FOR” Proposal 2.

PROPOSAL 3 — NON-BINDING RATIFICATION OF INDEPENDENT STATUTORY AUDITOR WITH RESPECT TO IRISH FINANCIAL STATEMENTS AND BINDING VOTE TO AUTHORIZE THE AUDIT COMMITTEE TO SET THE REMUNERATION OF SUCH INDEPENDENT STATUTORY AUDITOR

(ORDINARY RESOLUTION)

The Audit Committee of our Board has selected Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements for the fiscal year ending December 31, 2015. We are submitting this selection for ratification by our shareholders at the Annual Meeting.

D&T served as our independent registered public accounting firm under U.S. law for the fiscal year ended December 31, 2014 and audited our U.S. financial statements for such fiscal year. Deloitte (Ireland) served as our independent auditor under Irish law for the fiscal year ended December 31, 2014 and audited our Irish Statutory Accounts for such fiscal year. The Audit Committee of our Board conducted a review of our auditors. As a result of this review, on June 4, 2015, upon the recommendation of the Audit Committee and following careful deliberation, we decided to engage Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm with respect to our U.S. financial statements for the fiscal year ending December 31, 2015 and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements for the fiscal year ending December 31, 2015, which engagements became effective on June 8, 2015. On June 4, 2015, D&T was dismissed as our independent registered public accounting firm, effective immediately, and on June 5, 2015, Deloitte (Ireland) resigned as our independent auditor, effective immediately.

During the Annual Meeting, management will present our Irish Statutory Accounts for the fiscal year ended December 31, 2014 and the reports of Deloitte (Ireland), our independent auditor for the year ended December 31, 2014, thereon. One or more representatives of Deloitte (Ireland) is expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.

In addition, one or more representatives of Moore Stephens LLP is expected to be present or participate telephonically at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.

We are not required to seek shareholder ratification of the selection of Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements. However, we are submitting the selection of Moore Stephens LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders do not ratify the selection, our Board and the Audit Committee will reconsider whether or not to retain Moore Stephens LLP. Even if the selection is ratified, our Board and the Audit Committee, in their discretion, may change the appointment at any time during the year if they determine that such a change would be in the best interests of Presbia and our shareholders.

Because we are asking our shareholders to ratify the selection of Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements, we believe it is advisable to give shareholders an opportunity to authorize the Audit Committee of our Board to set such independent auditor’s remuneration. For Irish incorporated public companies, it is standard practice that the shareholders approve the level of auditor remuneration.

Our Board unanimously recommends a vote “FOR” Proposal 3.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table sets forth information regarding our executive officers and directors as of June 1, 2015. Each of the directors is serving a term set to expire at the Annual Meeting. Each of the directors has been nominated by our Board for election at the Annual Meeting.

NAME	AGE	POSITION(S)
Ralph “Randy” Thurman(1)(2)(3)(4)	65	Executive Chairman of the Board
Todd Cooper(1)	50	Chief Executive Officer, President and Director
Zohar Loshitzer	57	Chief Business Development Officer and Director
Vladimir Feingold	65	Chief Technology Officer, Executive Vice President and Director
Richard Fogarty	64	Chief Accounting Officer, Vice President, Finance and Secretary
Mark S. Blumenkranz(2)(3)(4)	63	Director
Richard Ressler(3)(4)	56	Director
Robert J. Cresci(2)(3)(4)	71	Director

(1)	Member of our executive committee.
(2)	Member of our audit committee.
(3)	Member of our nominating and corporate governance committee.
(4)	Member of our compensation committee.

Ralph “Randy” Thurman has served as the Executive Chairman of Presbia PLC since January 2015. Mr. Thurman previously served as the Chief Executive Officer of Presbia PLC from October 2014 through January 2015. Mr. Thurman has served as a director of Presbia Holdings since October 2013 and has served as its Executive Chairman since January 2014. Mr. Thurman has served as a consulting advisor in private equity since 2008. He is currently a member of the executive investment council of Levitt Equity Partners, a private equity firm. Mr. Thurman served as an Operating Executive and Partner at AEA Investments LP (“AEA Investments”), a private equity firm, from October 2012 through March 2014, and during that period, was the Executive Chairman of Cogent HMG, a portfolio company of AEA Investments engaged in healthcare technology. Before joining AEA Investments, Mr. Thurman was a Senior Advisor at New Mountain Capital, LLC, a private and public equity investment firm, since May 2008. From July 2008 to October 2011, Mr. Thurman served as a director of CardioNet, Inc., a publicly-traded global medical technology company focused on diagnosing and monitoring cardiac arrhythmias, where he also served as Executive Chairman from July 2008 to January 2009, as President and Chief Executive Officer from February 2009 to June 2010, and as Chairman from June 2009 until his resignation from the board of directors in October 2011. From 2001 to 2007, he was a Founder, Chairman and Chief Executive Officer of VIASYS Healthcare Inc., a privately-held healthcare technology company. Mr. Thurman served as a director of Enzon, Inc., a biotechnology company, from 1993 to 2001 and served as Chairman from 1996 to 2001. From 1997 to 2001, Mr. Thurman served as Chairman and Chief Executive Officer of Strategic Reserves LLC, a privately-held company providing funding and strategic direction to healthcare technology companies. Prior to that, he served as Chairman and Chief Executive Officer of Corning Life Sciences, Inc., a manufacturer of laboratory products for life sciences research (1993 to 1997), and held various positions at Rhône-Poulenc Rorer Pharmaceuticals, Inc., a global pharmaceutical company (1984 to 1993). Mr. Thurman currently serves on the board of directors of Allscripts Healthcare Solutions, Inc. From November 2013 to February 2014, Mr. Thurman served as a director of Orthofix International N.V. From January 2013 to November 2014, Mr. Thurman served as a director of Arno Therapeutics, Inc. Mr. Thurman received a B.S. in economics from Virginia Polytechnic Institute and an M.A. in management from Webster University.

Mr. Thurman has been chosen to serve on our Board due to his experience and expertise as an investor in medical device and healthcare companies.

Todd Cooper has served as the President and Chief Executive Officer of Presbia PLC and as a director of Presbia PLC since January 2015. From July 2011 to November 2014, Mr. Cooper served as the Chief Executive Officer of NVISION, which operates a network of ophthalmological surgical centers. From October 2008 to June 2010,

Mr. Cooper served as the Vice President of Marketing and the General Manager of Henry Schein Medical, a division of Henry Schein, Inc., a global provider of health care products and services to office-based practitioners. Prior to that, Mr. Cooper served as: the Senior Vice President, Global Sales and Marketing of Discus, a global manufacturer of dental products (2003 to 2008); a Senior Vice President of IMG Holdings, a boutique management consulting firm (1997-2003); the Director of Marketing at The Franklin Mint, a consumer products company (1995 to 1997); and the Senior Marketing Manager at Canadian Tire Corporation, Limited, a retailer which sells a wide range of automotive, sports, leisure, and home products (1993 to 1995). Mr. Cooper received a B.A. from the University of Alberta in 1994.

Mr. Cooper has been chosen to serve on our Board due to his extensive management experience in ophthalmological and other medical device companies and his prior chief executive officer experience.

Zohar Loshitzer has served as the Chief Business Development Officer of Presbia PLC since January 2015 and as a director of Presbia PLC since February 2014. Mr. Loshitzer will be resigning as Chief Business Development Officer effective September 30, 2015. Mr. Loshitzer previously served as the Chief Executive Officer of Presbia PLC from February 2014 to October 2014 and as the President of Presbia PLC from February 2014 to January 2015. Mr. Loshitzer assumed the position of Chief Business Development Officer of Presbia PLC upon Mr. Cooper’s election as the Chief Executive Officer and President of Presbia PLC in January 2015. Mr. Loshitzer has served as the President and Chief Executive Officer and a director of Presbia Holdings since May 2007. Since January 2005, Mr. Loshitzer has served as a principal at Orchard Capital, where he supports the portfolio companies of Orchard Capital by designing operational efficiencies and cost reductions, and he has served since August 2000 as the President and Chief Executive Officer of Universal Telecom Services, Inc., a provider of telecommunications services and solutions to emerging markets. He has served as Executive Vice President of Corporate Strategy of j2 Global, Inc., or j2 Global, since June 2001 and from July 1997 through June 2001 he served as the Chief Information Officer at j2 Global. Mr. Loshitzer was the founder and President of MTP Consulting, Inc., a business consulting firm, from January 2011 to August 2013, and he was the founder and President of Imali, Inc., another business consulting firm, from January 2007 to December 2010. Since 1995, he has been a Managing Director at Orchard Telecom, a provider of telecommunications products. He previously served as a consultant to MAI Systems Corporation, a provider of information technology solutions, and as a General Manager and Managing Director at Life Alert Emergency Response, Inc., a provider of security services for the elderly, which Mr. Loshitzer co-founded. He has been a director of the publicly-traded Advanced Cell Technology Inc. since December 2011 and publicly-traded Environmental Solutions Worldwide, Inc. since January 2011. He graduated from Tel Aviv University with a degree in Electronics Engineering.

Mr. Loshitzer has been chosen to serve on our Board as a result of his finance and business management knowledge and experience and his investment experience in start-ups and early stage financings.

Vladimir Feingold has served as the Chief Technology Officer of Presbia PLC since February 2014 and an Executive Vice President of Presbia PLC since June 2014, and he commenced serving as a director of Presbia PLC in January 2015. Mr. Feingold has served as the Chief Technology Officer and as a director of Presbia Holdings since September 2009. He has more than 30 years’ experience as an executive in the medical technology field and in research and development. Beginning in September 2001, he was the Chief Executive Officer of Visitome, Inc. and Biovision AG until Biovision AG was liquidated in bankruptcy in Switzerland in 2008 and the operations of Visitome were merged into Presbia in 2009. Previously, Mr. Feingold served as President and Chairman of Staar Surgical AG, Switzerland (1994-1999) and held positions of increasing responsibility with its parent, Staar Surgical Co., a U.S. public company (1991-1999). From 1995 to 2000, Mr. Feingold was also a director of Canon-Staar, Japan, and from 1984 to 2001, Mr. Feingold was managing director and chairman of the board of Bionica Pty Ltd., Australia, a company which produced and distributed an ambulatory medication delivery system, and marketed ophthalmic products. From 1975 to 1984, Mr. Feingold held various research, engineering and manufacturing executive positions at Telectronics Pty. Ltd., Australia. At that time, Telectronics manufactured miniature advance cardiac pacemakers. Mr. Feingold received his B.E. (Mechanical) and B.Sc. (Computer Science and Mathematics) from the University of Sydney, Australia.

Mr. Feingold has been chosen to serve on our Board as a result of his scientific background, his familiarity with presbyopia and his understanding of our industry.

Richard T. Fogarty has served as the Secretary and the Chief Accounting Officer of Presbia PLC since February 2014 and the Vice President, Finance of Presbia PLC since June 2014. He has served as the Chief Accounting Officer of Presbia Holdings since August 2013. From February 2010 to August 2013, Mr. Fogarty was Vice President, Finance and Administration and Chief Financial Officer for Plainfield Precision, Inc., a provider of contract manufacturing services to the automotive and medical device industries. Mr. Fogarty held corporate controller and corporate finance positions in publicly-held companies Collectors Universe, Inc., which provides authentication and grading services for high-value collectibles, from March 2006 to February 2010, and Impco Technologies, Inc. (now Fuel Systems Solutions, Inc.), which designs, manufactures and supplies alternative fuel products and systems, from November 2002 to March 2006. Mr. Fogarty holds an M.B.A. from Fairleigh Dickinson University and a B.S. degree from Union College. Mr. Fogarty is a Certified Management Accountant.

Dr. Mark S. Blumenkranz has served as a director of Presbia PLC since January 2015. He has served as a director of Presbia Holdings since October 2013. He is the H.J. Smead Professor and Chairman of the Department of Ophthalmology at Stanford University, where he has served since January 1998. He is the founding director of the Byers Eye Institute, a nationally-recognized eye care center dedicated to combating blindness and preserving sight. Dr. Blumenkranz is a founder and director of several privately-held early stage companies in the ophthalmic field. He was a founder and director of Peak Surgical, Inc., an innovator in pulsed plasma mediated electrosurgery that was acquired by Medtronic, Inc. in 2011. In 2004, he co-founded Optimedica Corporation, which was acquired by Abbott Medical Optics, Inc. in 2013. Dr. Blumenkranz co-founded, and has served as a director since July 2006 of, Avalanche Biotechnologies, Inc., which company has been publicly traded since August 2014. He received his Baccalaureate, Master of Medical Science, and M.D. degrees at Brown University, followed by a Residency in Ophthalmology at Stanford University and a fellowship in vitreoretinal diseases at the Bascom Palmer Eye Institute of the University of Miami, where he served on the faculty for five years. Dr. Blumenkranz is a past-President of the American University Professors of Ophthalmology, Retina Society and Macula Society, and a Fellow of the Corporation of Brown University, where he serves as chairman of the Medical School Committee.

Dr. Blumenkranz has been chosen to serve on our Board due to his expertise in ophthalmic matters and his experience in early stage biomedical company development.

Richard S. Ressler has served as a director of Presbia PLC since January 2015. Mr. Ressler serves on the board of Presbia PLC pursuant to a services agreement between our company and Orchard Capital Corporation (“Orchard Capital”). He has served as an officer and a director of Presbia Holdings since May 2007. Mr. Ressler is the founder, owner and President of Orchard Capital, a firm that provides consulting and advisory services to companies (including Presbia) in which Orchard Capital or its affiliates invest. He has been President of Orchard Capital since 1994. Mr. Ressler has been Chairman of the Board of Directors of j2 Global since 1997, and he served as j2 Global’s Chief Executive Officer from 1997 to 2000, serving in each of these capacities pursuant to a consulting agreement between j2 Global and Orchard Capital. Since March 2014, Mr. Ressler has been Chairman of the Board of Directors of CIM Commercial Trust Corporation, a publicly-traded real estate investment trust. Through an agreement with Orchard Capital, Mr. Ressler serves in various senior capacities with, among other companies, CIM Group, L.P. (together with its affiliates, “CIM Group”), a real estate investment and management company co-founded by Mr. Ressler, and Orchard First Source Asset Management (together with its affiliates, “OFSAM”), an investment adviser focusing on middle market debt investments co-founded by Mr. Ressler. Both OFSAM and its wholly owned subsidiary, OFS Capital Management, LLC, are registered with the U.S. Securities and Exchange Commission as registered investment advisers. Mr. Ressler also serves as a board member for various private companies in which Orchard Capital or its affiliates invest. Mr. Ressler holds a B.A. from Brown University and J.D. and M.B.A. degrees from Columbia University.

Mr. Ressler has been chosen to serve on our Board as a result of his extensive experience with, and knowledge of, business management and finance.

Robert J. Cresci has served as a director of Presbia PLC since March 2015. Robert J. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. Mr. Cresci currently serves on the boards of j2 Global, Luminex Corporation, OFS Capital Corporation, CIM Commercial Trust Corporation, and several private companies. Mr. Cresci previously served on the board of Continucare Corporation until 2011 and the board of Sepracor, Inc. until 2009. By virtue of his time with Pecks Management Partners and the other business entities mentioned, Mr. Cresci brings to our board of directors his broad expertise and experience in accounting issues, and public company matters. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and holds a M.B.A. in Finance from the Columbia University Graduate School of Business.

Mr. Cresci was chosen to serve on our Board as a result of his broad knowledge of and experience in accounting issues and public company matters.

Each of our executive officers and directors also serves as an executive officer and/or director of our Presbia USA, Inc. subsidiary. Certain of our executive officers and directors are also officers and/or directors of other subsidiaries of our company.

There are no family relationships among any of our directors or executive officers.

Our Board

Our Board is responsible for the supervision of our overall affairs. Presbia PLC was formed in February 2014, completed a series of reorganization transactions in January 2015 and completed its initial public offering in February 2015. Presbia PLC held four board meetings in 2014 and all directors attended each of such board meetings. Presbia PLC did not hold any committee meetings in 2014. Our directors are encouraged to attend our annual shareholders meetings. Presbia PLC did not hold an annual shareholders meeting in 2014.

Board Leadership Structure and Risk Oversight

We seek to maintain an appropriate balance between management and our Board. Our Board does not have a policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer, as from time to time it may be in the best interests of the Company.

Our Board believes that presently it is in the best interests of our company that the positions of Chairman of the Board and Chief Executive Officer are separate. This policy allows our Chief Executive Officer to focus primarily on leading the day-to-day operations of our company while our Executive Chairman focuses on leading our Board in the performance of its duties. Our Board acknowledges that there may be circumstances in the future when it is in the best interests of the Company to combine the positions of Chairman of the Board and Chief Executive Officer.

Our Board is obligated to conduct periodic executive sessions of the directors without those directors who are also executive officers of the Company. These directors shall designate one of their number to preside at each session, although it need not be the same director at each session.

Management regularly reports on any potential material risks to our company at our periodic Board meetings. Our Chief Executive Officer and Chief Accounting Officer provide these routine reports. Management reports regularly to the full Board, which also considers our company’s risk factors. Although the Board oversees our company’s risk management, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Board Composition and Committees

Our controlling shareholder, Presbia Holdings, a Cayman Islands entity, controls a majority of our issued and outstanding ordinary shares. As a result, we are a “controlled company” within the meaning of NASDAQ listing rules, and thus, we are exempt from the following NASDAQ requirements:

•	the requirement that a majority of our Board consist of independent directors;

•	the requirement that director nominees be selected, or recommended for the Board’s selection, either by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate, or by a nominating committee comprised solely of independent directors; and

•	the requirement that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purposes and responsibilities.

We intend to rely on these exemptions. As a result, we do not have a majority of independent directors and we do not have a compensation committee or nominating and corporate governance committee consisting entirely of independent directors. Accordingly, our investors do not have the same protections afforded to shareholders of companies that are subject to all of NASDAQ’s corporate governance requirements.

On May 13, 2015, the board of directors and the shareholders of Presbia Holdings approved a plan to liquidate Presbia Holdings and distribute the ordinary shares of Presbia PLC held by Presbia Holdings to the equity holders of Presbia Holdings, pro rata based upon their equity ownership as of the date of the distribution, which is expected to occur on or about August 3, 2015. The equity holders of Presbia Holdings include certain officers and directors of Presbia PLC, including Richard Ressler, a director who directly and/or indirectly controls Presbia Holdings. Following the distribution of the Presbia PLC shares currently held by Presbia Holdings in connection with the liquidation of Presbia Holdings, Richard Ressler will continue to beneficially own a majority of the voting power of our issued and outstanding ordinary shares, and thus, we will remain a “controlled company” within the meaning of the corporate governance rules of NASDAQ.

Executive Committee. The executive committee of our Board consists of two directors, Mr. Cooper and Mr. Thurman, provided that Mr. Cooper and Mr. Thurman shall have the right to designate another member of our Board to serve on the executive committee for any meeting for which either of Mr. Cooper or Mr. Thurman is unavailable. The chairman of the executive committee shall be the individual appointed by the committee members as the chairman at the commencement of each meeting of the committee. The executive committee is authorized to exercise all functions of our Board in the intervals between meetings of our Board to the extent permitted by law.

Audit Committee. The audit committee of our Board consists of Dr. Blumenkranz and Messrs. Cresci and Thurman, and Mr. Cresci serves as the chairman of this committee. The audit committee assists our Board in its oversight responsibilities relating to the integrity of our financial statements, the qualifications, independence, compensation and performance of our independent auditors, our systems of internal accounting and financial controls, the performance of our internal audit function, the compliance of our company with legal and regulatory requirements and compliance with our company’s Code of Business Conduct and Ethics. We currently have two independent directors serving on our audit committee. We are required and intend to have a completely independent audit committee within one year of our listing on The NASDAQ Global Market.

Subject to transition rules satisfied by the time schedule described above, our audit committee members must satisfy both NASDAQ and SEC independence criteria. Under the NASDAQ listing rules, a director will only qualify as an “independent director” if (i) the director is not disqualified under certain objective tests established by the NASDAQ listing rules and (ii) in the opinion of the issuer’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent for purposes of the SEC’s rules, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board has determined that Dr. Mark S. Blumenkranz and Mr. Robert J. Cresci meet both the SEC and the NASDAQ definitions of an independent director with respect to their service on our Board and our audit committee. In making this determination, our Board considered the relationships that Dr. Blumenkranz and Mr. Cresci have with our company and all other facts and circumstances our Board deemed relevant in determining their independence. Our Board has determined that Mr. Cresci qualifies as an “audit committee financial expert” under SEC rules and regulations.

Compensation Committee. The compensation committee of our Board consists of Dr. Blumenkranz and Messrs. Ressler, Cresci and Thurman, and Mr. Thurman serves as the chairman of this committee. The primary purpose of the compensation committee of our Board is to (i) facilitate our Board’s discharge of its responsibilities relating to the evaluation and compensation of our executives, (ii) oversee the administration of our compensation plans, including the Presbia Incentive Plan, (iii) review and determine Board member compensation and (iv) prepare any report on executive compensation required by the rules and regulations of the SEC and the listing rules of NASDAQ. The compensation committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the compensation committee may deem appropriate in its sole discretion. The compensation committee is tasked with reporting to shareholders on executive compensation items as required by the SEC. See “Executive Compensation” for additional information with respect to the role of our compensation committee.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee of our Board consists of Dr. Blumenkranz and Messrs. Thurman, Cresci and Ressler, and Mr. Thurman serves as the chairman of this committee. The primary purpose of our nominating and corporate governance committee is to (i) review the qualifications of, and recommend to our Board, proposed nominees for election to our Board, consistent with criteria approved by our Board, (ii) select, or recommend that our Board select, the director nominees for the next annual general meeting of shareholders, (iii) develop, evaluate and recommend to our Board corporate governance practices applicable to our company and (iv) lead our Board in its annual review of the Board and management. The nominating and corporate governance committee identifies Board candidates through a variety of means, including recommendations from members of the Board and suggestions from our management including our Chief Executive Officer. In addition, the nominating and corporate governance committee considers candidates recommended by third parties, including shareholders. The nominating and corporate governance committee gives the same consideration to candidates recommended by shareholders as those candidates recommended by members of our Board. Shareholders wishing to recommend director candidates for consideration by the nominating and corporate governance committee may do so by writing to our Secretary and giving the recommended candidate’s name, biographical data and qualifications.

Our Board has adopted written charters under which the audit committee, compensation committee and nominating and corporate governance committee operate. A copy of each of these charters, which satisfy the applicable standards and rules of the SEC and NASDAQ, is available on our website (http://www.presbia.com).

Board Diversity

Our nominating and corporate governance committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	diversity of personal and professional background, perspective and experience;

•	personal and professional integrity, ethics and values;

•	experience in corporate management, operations or finance, such as serving as an officer or former officer of a publicly-traded company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;

•	experience relevant to our industry and with relevant social policy concerns;

•	experience as a board member or executive officer of another publicly-traded company;

•	relevant academic expertise or other proficiency in an area of our operations;

•	practical and mature business judgment, including ability to make independent analytical inquiries;

•	promotion of a diversity of business or career experience relevant to the success of our company; and

•	any other relevant qualifications, attributes or skills.

Our Board intends to evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires persons who own more than ten percent of a registered class of our equity securities and our directors and executive officers to file with the SEC initial reports of ownership and reports in changes in ownership of any Presbia PLC equity securities. Because we were not publicly traded in 2014, no reports were required to be filed in 2014.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and Board members, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website (http://www.presbia.com). We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the compensation committee or board of directors of any other entity that has an executive officer serving or expected to serve as a member of our Board or compensation committee.

Communications with Our Board

Shareholders and other interested parties wishing to contact our Board, any director, any of the committee chairs or the independent directors as a group, may write to c/o Corporate Secretary, Presbia PLC, 120/121 Baggot Street Lower, Dublin 2, Ireland or send an e-mail to board@presbia.com.

All communications will be received and processed by our Secretary. Unless indicated otherwise, communications about accounting, internal control and audits will be referred to our Audit Committee. Communications addressed to directors may, at the direction of the directors, be shared with Presbia’s management.

All communications required by law or regulation to be relayed to our Board will be relayed immediately after receipt. Any communications received by management from shareholders or other interested parties which have not also been sent directly to our Board will be processed as follows: (1) if the party specifically requests that the communication be sent to our Board, the communication will then be promptly relayed to our Board; and (2) if the party does not request that the communication be sent to our Board, then management will promptly relay to our Board all communications that management, using its judgment, determines should be relayed to our Board.

Employees may also report misconduct, raise issues or simply ask questions, including with respect to any questionable accounting, internal control or auditing matters concerning the Company, without fear of dismissal or retaliation of any kind. Reports may be made confidentially and/or anonymously through our whistleblower hotline, 866-899-1921, by sending an e-mail to lens@openboard.info, or by completing and submitting a web form available through our website (www.presbia.com).

EXECUTIVE COMPENSATION

The following is a summary of the compensation arrangements of our named executive officers and directors. Actual compensation programs that we may adopt may differ materially from current programs as summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the reduced disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for each person who served as our principal executive officer during 2014 and our two most highly compensated executive officers other than our principal executive officers whose total compensation for 2014 exceeded $100,000. During 2014, excluding Mr. Loshitzer and Mr. Thurman, each of whom served as our principal executive officer during a portion of 2014, the two most highly compensated executive officers whose total compensation exceeded $100,000 were Vladimir Feingold and Jake Vander Zanden. Mr. Vander Zanden ceased to be an officer and employee of Presbia on May 29, 2015. Mr. Loshitzer is resigning as an officer and employee of Presbia, effective as of September 30, 2015, but he will continue to serve as a director. Messrs. Thurman, Loshitzer, Feingold and Vander Zanden are referred to in this Proxy Statement as our named executive officers.

The following table provides information regarding the compensation awarded to, or earned by, our named executive officers during 2014 and 2013.

SUMMARY COMPENSATION TABLE

NAME AND PRINCIPLE POSITION	YEAR		SALARY ($)		BONUS ($)	STOCK AWARDS ($)		OPTION AWARDS ($)		NON- EQUITY INCENTIVE PLAN COMPENSA- TION ($)	NON- QUALIFIED DEFERRED COMPENSA- TION EARNINGS ($)	ALL OTHER COMPENSA- TION ($)	TOTAL ($)
Ralph Thurman	2014	(1)	$120,000		—	—		—		—	—	—	$120,000
Chief Executive Officer (October 2014 —January 2015)	2013		—		—	$75,000	(3)	—		—	—	—	75,000

Zohar Loshitzer	2014	(2)	300,000		—	—		—		—	—	—	300,000
Chief Executive Officer (2013 & through October 2014) and President (2013 & 2014)	2013	(2)	300,000	(4)	—	300,000	(5)	—	(6)	—	—	—	600,000

Vladimir Feingold	2014		300,000		—	—		—		—	—	—	300,000
Chief Technology Officer	2013		300,000		—	—		—	(6)	—	—	—	300,000

Jake Vander Zanden	2014		200,000		20,000	—		—		—	—	—	220,000
Chief Commercial Officer	2013		183,000	(7)	—	—		99,280	(8)	—	—	—	282,280

(1)	Mr. Thurman was appointed Chief Executive Officer in October 2014 and, as a result, his compensation for 2014 is based on service for less than an entire year.
(2)	Mr. Loshitzer served as Chief Executive Officer and President from February 2014 to October 2014. In October 2014, Mr. Loshitzer was succeeded as Chief Executive Officer by Mr. Thurman, but continued as President. Prior to his appointment as Chief Executive Officer and President, Mr. Loshitzer served as a consultant to the company until becoming an employee on November 1, 2013.
(3)	Mr. Thurman was awarded 250,000 restricted ordinary shares of Presbia Holdings, our principal shareholder, in 2013. The amount reported represents the aggregate grant date fair value calculated in accordance with FASB ASC 718. Information concerning the assumptions used to calculate this amount is set forth in Note 8 of the audited consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2015.

(4)	A portion of such amount represents consulting fees paid to Mr. Loshitzer’s wholly-owned consulting company or directly to Mr. Loshitzer. Effective November 1, 2013, Mr. Loshitzer became an employee of our company.
(5)	Mr. Loshitzer was awarded 1,000,000 restricted ordinary shares of Presbia Holdings. The amount reported represents the aggregate grant date fair value calculated in accordance with FASB ASC 718. Information concerning the assumptions used to calculate this amount is set forth in Note 8 of the audited consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2015.
(6)	In October 2013, replacement options covering 710,000 ordinary shares of Presbia Holdings were granted to each of Messrs. Loshitzer and Feingold, which had a grant date incremental fair value of zero. Additional information concerning the replacement options and the assumptions used to calculate these amounts is set forth in Note 8 of the audited consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2015.
(7)	Mr. Vander Zanden commenced employment with our company during 2013 and, as a result, his compensation for 2013 is based on service for less than an entire year.
(8)	Mr. Vander Zanden was awarded options to purchase 500,000 ordinary shares of Presbia Holdings in October 2013. The amount reported represents the aggregate grant date fair value calculated in accordance with FASB ASC 718. Information concerning the assumptions used to calculate this amount is set forth in Note 8 of the audited consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2015.

Mr. Loshitzer served as our Chief Executive Officer throughout 2013 and until October 2014, when he was succeeded by Mr. Thurman, who currently serves as our Executive Chairman. When Mr. Thurman accepted the position of Chief Executive Officer, it was with the understanding that we would conduct an active search to identify a suitable successor with executive experience in the medical device industry. As a result of that search, in January 2015, our Board named Todd Cooper as our new Chief Executive Officer and President. Effective upon Mr. Cooper’s appointment, Mr. Thurman was named our Executive Chairman and Mr. Loshitzer was named our Chief Business Development Officer.

Cash Bonus Program

Our Board has established for 2015, and expects to continue in subsequent years, a cash bonus program for our employees. Pursuant to this program, employees will be eligible to receive an annual cash target bonus based on a specified percentage of the employee’s salary, which bonus will be earned upon the achievement of certain specified individual and corporate milestones.

Equity Awards

Presbia PLC

No equity awards were granted by Presbia PLC to our named executive officers during the year ended December 31, 2014. At December 31, 2014, none of our named executive officers held any options to purchase our ordinary shares or held any other share awards in respect of our ordinary shares. In connection with our initial public offering, in January 2015, we granted options to our named executive officers and Todd Cooper as follows:

•	to Ralph Thurman, options to purchase 250,000 ordinary shares;

•	to Zohar Loshitzer, options to purchase 100,000 ordinary shares;

•	to Vladimir Feingold, options to purchase 100,000 ordinary shares; and

•	to Todd Cooper, options to purchase 450,000 ordinary shares.

All such options were granted pursuant to the Presbia Incentive Plan at an exercise price of $10.00 per share and expire ten years from the grant date. With the exception of Mr. Thurman’s options, such options vest in five equal annual installments commencing one year after the grant date. Mr. Thurman’s options vested with respect to one third of the underlying ordinary shares on the grant date and will vest with respect to one third of the underlying ordinary shares on each of the next two anniversaries of that date. None of such options are exercisable while the recipient is an employee, officer or director of our company, unless our Board, in its sole discretion, waives such restriction after determining that such exercise shall not trigger a Rule 9 mandatory takeover under the Irish Takeover Panel Act 1997 (as amended) and the related Irish takeover rules by the recipient or any other officer, employee, director or shareholder of our company.

We have made and expect from time to time to continue to make equity grants under the Presbia Incentive Plan to our employees to align the interests of our employees with our company.

Presbia Holdings

No equity awards were granted by Presbia Holdings to our named executive officers during 2014.

The following table sets forth information regarding holdings by our named executive officers, as of December 31, 2014, of unexercised stock options granted by Presbia Holdings and outstanding restricted stock awards granted by Presbia Holdings.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTIONS AWARDS(1)						STOCK AWARDS
NAME	NUMBER OF ORDINARY SHARES UNDERLYING UNEXERCISED OPTIONS (EXERCISABLE)		NUMBER OF ORDINARY SHARES UNDERLYING UNEXERCISED OPTIONS (UNEXERCISABLE)		OPTION EXERCISE PRICE	OPTION EXPIRATION DATE	NUMBER OF RESTRICTED SHARES THAT HAVE NOT VESTED		DECEMBER 31, 2014 MARKET VALUE OF RESTRICTED SHARES THAT HAVE NOT VESTED
Ralph Thurman	—		—		—	—	200,000	(2)	$80,000	(3)
Zohar Loshitzer	568,000	(4)	142,000		$0.08	10/21/23	1,000,000	(5)	$400,000	(3)
Vladimir Feingold	568,000	(4)	142,000		$0.08	10/21/23	—		—
Jake Vander Zanden	100,000		400,000	(6)	$0.30	10/21/23	—		—

(1)	There were no option exercises by any of our named executive officers during the year ended December 31, 2014.
(2)	Such shares will vest in four equal annual installments commencing on October 21, 2015, 2016, 2017 and 2018. In addition, such shares will vest upon a “change of control” of Presbia Holdings unless the Board of Directors of Presbia Holdings determines that Mr. Thurman has been offered substantially similar replacement restricted stock and a comparable position at any acquiring company.
(3)	There was no established market value for Presbia Holdings’ restricted shares as of December 31, 2014; the amount set forth in the table above represents our estimate of fair market value of $0.40 per ordinary share.
(4)	Such options (covering an aggregate of 710,000 shares) were immediately vested and exercisable with respect to 60% of the ordinary shares subject thereto on the date of grant, vested and became exercisable with respect to an additional 20% of the ordinary shares subject thereto on February 1, 2014 and vested and became exercisable with respect to an additional 20% of the ordinary shares subject thereto on February 1, 2015.
(5)	Such shares will vest on July 28, 2015 (the end of the lockup period for our initial public offering), unless Mr. Loshitzer’s employment is terminated by us for cause. In addition, such shares will vest upon a “change in control” of Presbia Holdings unless the board of directors of Presbia Holdings determines that the recipient has been offered substantially similar replacement restricted stock and a comparable position at any acquiring company.
(6)	Such options vest with respect to 25% of the ordinary shares subject thereto on October 21, 2015, 2016, 2017 and 2018. In addition, such options will vest and become exercisable upon a “change in control” of Presbia Holdings unless the board of directors of Presbia Holdings determines that the recipient has been offered substantially similar replacement options and a comparable position at any acquiring company.

On May 13, 2015, the board of directors and the shareholders of Presbia Holdings approved a plan to liquidate Presbia Holdings and distribute the ordinary shares of Presbia PLC held by Presbia Holdings to the equity holders of Presbia Holdings, pro rata based upon their equity ownership as of the date of the distribution, which is expected to occur on or about August 3, 2015. The equity holders of Presbia Holdings include certain officers and directors of Presbia PLC, including Messrs. Ressler, Loshitzer, Feingold and Thurman, and Dr. Blumenkranz. In connection with such liquidation and distribution, all outstanding options to purchase ordinary shares of Presbia Holdings and restricted ordinary shares of Presbia Holdings, including those reported above, will vest and became exercisable.

Retirement Benefits

We do not maintain, and during 2014 and 2013 did not maintain, any tax-qualified or non-qualified plans that provide for the payment of retirement benefits or benefits paid primarily following retirement to any of our named executive officers.

Agreements with Named Executive Officers

Each of our named executive officers is an employee at will. Other than as described below, we are not party to employment agreements with any of our named executive officers.

We entered into a letter agreement, which includes a severance arrangement, with Mr. Cooper, our President and Chief Executive Officer, who will be a named executive officer for the year ending December 31, 2015. The agreement provides that Mr. Cooper’s annual base salary shall be $400,000, with a target annual bonus of 50% of base pay based on agreed to objectives of our Board. Also, pursuant to this letter agreement, in connection with our initial public offering, we issued to Mr. Cooper an option to purchase 450,000 of our ordinary shares at an exercise price of $10.00 per share. In addition, if Mr. Cooper is terminated without cause or if he resigns because his base salary is unilaterally reduced or his title is diminished, he will be entitled to six months’ base pay, six months of reimbursement of certain medical benefits and vesting of stock options that would otherwise vest during that six-month period.

In 2013, we made aggregate payments of $200,000 to MTP Consulting, Inc., a consulting company wholly-owned by Zohar Loshitzer pursuant to a consulting agreement with MTP Consulting, Inc. that terminated in August 2013. We have reported the fees paid to MTP Consulting, Inc. in respect of the year ended December 31, 2013 as part of the salary paid to Mr. Loshitzer in the “Summary Compensation Table.”

Presbia Incentive Plan

In January 2014, prior to the consummation of our initial public offering, we adopted a stock plan, which we refer to as the Presbia Incentive Plan. Unless sooner terminated by the Board, the Presbia Incentive Plan will expire 10 years after its adoption.

The Presbia Incentive Plan permits us to grant awards of stock options, restricted shares, stock appreciation rights, restricted share units, performance shares, performance share units, dividend equivalent rights in respect of awards and other share-based and cash-based awards, including annual and long-term cash incentive awards. Awards under the Presbia Incentive Plan may be granted to employees, directors, consultants and other persons who perform services for our company or a subsidiary of our company.

A total of 1,800,000 of our ordinary shares are authorized for issuance under the Presbia Incentive Plan. For purposes of calculating the number of shares available under the Presbia Incentive Plan, shares covered by forfeited, terminated, or cancelled awards are available for future awards under the Presbia Incentive Plan, as are shares that are surrendered or withheld from any award to satisfy tax withholding obligations or the exercise price of an award or that are tendered by an award recipient to pay the exercise price of any awards. Such shares may be authorized but unissued shares or authorized and issued shares held in our treasury or acquired by our company for purposes of the Presbia Incentive Plan.

The Presbia Incentive Plan is administered by the Board’s compensation committee. The compensation committee has the authority to:

•	determine which individuals shall be granted awards and the provisions of award agreements;

•	interpret the Presbia Incentive Plan and award agreements;

•	prescribe, amend and rescind rules and regulations, if any, relating to the Presbia Incentive Plan;

•	make all determinations necessary or advisable for the administration of the Presbia Incentive Plan; and

•	correct any defect, supply any omission and reconcile any inconsistency in the Presbia Incentive Plan or any award agreement.

Payments to our company upon the grant, exercise or payment of an award may be made in such form as our compensation committee determines, including cash, ordinary shares, net share exercise, other securities, other awards or other property.

Options granted pursuant to the Presbia Incentive Plan will have an exercise price that is not less than 100% of the fair market value of the shares subject to the option on the date of grant and a term of not more than 10 years from the date of grant. In general, unless an award agreement specifies otherwise, options will become exercisable with respect to 20% of the shares subject thereto on each of the first five anniversaries of the date of grant. However, each option will become fully exercisable upon a “change in control” of our company (as defined in the Presbia Incentive Plan), unless the Board determines that the optionee has been offered substantially identical replacement options and a comparable position at the acquiring company. In general, upon an optionee’s termination of employment, any then exercisable options held by the optionee may be exercised for a period of three months following such termination (one year in the case of death), but in no event beyond the stated expiration date of such options; provided that all options shall immediately terminate upon termination of an optionee’s employment for cause.

Restricted shares granted pursuant to the Presbia Incentive Plan may not be sold, assigned or otherwise transferred during the restricted period determined by our compensation committee at grant. Except as otherwise determined by our compensation committee, upon a recipient’s termination of employment prior to the expiration of the applicable restricted period, all shares for which the restricted period has not lapsed shall be forfeited and reacquired by us at no cost (or for nil consideration). Our compensation committee may accelerate the vesting of all or any restricted shares at any time on such terms as it shall determine by cancelling the outstanding restrictions to which such shares are subject prior to the expiration of the restricted period of such shares. In addition, all restricted shares will become fully vested, and the restrictions to which shares are subject shall lapse, upon a “change in control” of our company (as defined in the Presbia Incentive Plan) unless the Board determines that the recipient has been offered substantially identical replacement restricted shares and a comparable position at the acquiring company. During the restricted period, the recipient shall possess all incidents of ownership of the restricted shares, including the right to receive dividends on and vote such shares; provided that, unless otherwise set forth in an award agreement, any cash or share dividends with respect to restricted shares shall be withheld by us for the recipient’s account and shall be subject to the same restrictions as the corresponding restricted shares to which such dividends relate.

Share appreciation rights granted pursuant to the Presbia Incentive Plan will confer the right to receive, for each ordinary share with respect to which the share appreciation right is exercised, an amount equal to (i) the excess of the fair market value of an ordinary share on the date of exercise over (ii) the base price of the share appreciation right. The base price of share appreciation rights will not be less than 100% of the fair market value of the ordinary shares subject to the share appreciation right on the date of grant. Share appreciation rights will become exercisable at such time or times as our compensation committee shall determine. Payment upon exercise of a share appreciation right may be made in cash or in our ordinary shares or both, as determined by our compensation committee.

Restricted share units granted pursuant to the Presbia Incentive Plan will be subject to such terms as the compensation committee may determine. At the time of grant, our compensation committee will specify the date or dates on which restricted share units will vest and the conditions to vesting and will specify the date on which ordinary shares will be transferred to a recipient in respect of vested restricted share units (which date may be later than the vesting date or dates of such award). Except as otherwise determined by our compensation committee, upon a recipient’s termination of employment, restricted share units that have not vested shall be forfeited and cancelled (or reacquired by us for nil consideration). Our compensation committee may at any time accelerate the vesting dates of all or any restricted share units or waive or amend any conditions of such awards.

Our compensation committee may grant performance shares in the form of actual ordinary shares or performance share units having a value equal to an identical number of ordinary shares, in such amounts and subject to such terms as the compensation committee may determine. The performance conditions and the length of the performance period applicable to performance shares and performance share unit awards shall be determined by our compensation committee. In addition, our compensation committee shall determine whether performance share units will be paid in cash, ordinary shares or a combination of both.

Our compensation committee may award other types of share-based or cash-based awards under the Presbia Incentive Plan in such amounts and subject to such terms and conditions as our compensation committee may determine. Such awards may entail the transfer of actual ordinary shares or payment in cash or otherwise of amounts based on the value of our ordinary shares or the payment of cash pursuant to annual and long-term incentive awards approved by our compensation committee that may or may not be based on the value of our ordinary shares.

The Board may amend the Presbia Incentive Plan at any time, but no amendment may materially alter or adversely impair rights and obligations under previously granted awards without consent. Amendments to the Presbia Incentive Plan require shareholder approval to the extent required by applicable laws, regulations or rules.

Securities Laws and U.S. Federal Income Taxes.

The Presbia Incentive Plan is designed to comply with various U.S. federal securities and tax laws as follows:

•	Securities Laws. The Presbia Incentive Plan is intended to conform to all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including without limitation, Rule 16b-3. The Presbia Incentive Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

•	Section 162(m) of the Code. In general, under Section 162(m) of the Code, income tax deductions of publicly held corporations may be limited to the extent total compensation for certain executive officers exceeds $1,000,000 in any taxable year of the corporation. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee that is adequately disclosed to and approved by shareholders. Under a Section 162(m) transition rule for compensation plans of corporations that are privately held and that become publicly held in an initial public offering, the Presbia Incentive Plan will not be subject to Section 162(m) until a specified transition date, which is the earliest of:

•	the date on which the Presbia Incentive Plan is materially modified;

•	the date on which all of the ordinary shares reserved for issuance and other compensation allocated under the Presbia Incentive Plan are issued;

•	the date on which the Presbia Incentive Plan expires; or

•	the date of the first meeting of our shareholders at which members of our Board are to be elected that occurs after the close of the third calendar year following the calendar year in which our initial public offering occurred.

Prior to the transition date, the deduction limitation under Section 162(m) of the Code will not apply to compensation received pursuant to rights or awards granted under the Presbia Incentive Plan.

After the transition date, rights or awards granted under the Presbia Incentive Plan, other than compensation received pursuant to options and stock appreciation rights or the vesting of restricted shares granted prior to the transition date, will not qualify as “performance-based compensation” for purposes of Section 162(m), unless such rights or awards are granted or vest upon pre-established objective performance goals, the material terms of which are disclosed to and approved by our shareholders.

Director Compensation

No compensation was awarded to, or earned by, the non-employee directors of Presbia PLC during 2014 for their service on our Board. In addition, no compensation was awarded to, or earned by, the non-employee directors of Presbia PLC, who also serve on the board of directors of Presbia Holdings, during 2014 for their service on the Presbia Holdings’ board of directors.

For information regarding the compensation that we paid to our named executive officers who serve on the Board of Presbia PLC and the board of directors of Presbia Holdings, Messrs. Thurman, Loshitzer and Feingold, see “— Summary Compensation Table.”

At present, directors of Presbia PLC are compensated as follows: (i) any director who is an employee of Presbia PLC or any of its subsidiaries or who is otherwise not independent with respect to his or her service on the Board under NASDAQ rules will not receive any compensation for serving as a director; (ii) each other director who is independent with respect to his or her service on the Board under NASDAQ rules will receive an annual board cash fee of $60,000; and (iii) we will reimburse each director for out-of-pocket expenses incurred in connection with attending Board and committee meetings. In addition, we intend to grant new directors a one-time restricted share award valued at $80,000 in connection with their appointment to our Board, which shares will vest ratably over a five year vesting period, and we intend to grant our independent non-employee directors an annual restricted share award valued at $40,000 for their continued service on our Board, which shares will vest ratably over a five year vesting period.

Director Equity Awards

Presbia PLC

No equity awards were granted by Presbia PLC to its directors during the year ended December 31, 2014. At December 31, 2014, none of our directors held any options to purchase our ordinary shares or held any other share awards in respect of our ordinary shares. In connection with our initial public offering, in January 2015, we granted options to our non-employee directors as follows:

•	to Richard Ressler, options to purchase 10,000 ordinary shares; and

•	to Mark Blumenkranz, options to purchase 10,000 ordinary shares.

All such options were granted pursuant to the Presbia Incentive Plan at an exercise price of $10.00 per share and expire ten years from the grant date. Such options vested with respect to one third of the underlying ordinary shares on the grant date and will vest with respect to one third of the underlying ordinary shares on each of the next two anniversaries of that date. None of such options shall be exercisable while the recipient is an employee, officer or director of our company, unless our Board, in its sole discretion, waives such restriction after determining that such exercise shall not trigger a Rule 9 mandatory takeover under the Irish Takeover Panel Act 1997 (as amended) and the related Irish takeover rules by the recipient or any other officer, employee, director or shareholder of our company.

On March 16, 2015, we granted 9,270 restricted ordinary shares to each of Robert J. Cresci and Mark Blumenkranz. The restricted shares will vest in five equal, annual installments commencing one year after the date of grant.

Presbia Holdings

No equity awards were granted by Presbia Holdings to our non-employee directors during 2014.

The following table sets forth information regarding holdings by Richard Ressler and Mark Blumenkranz, as of December 31, 2014, of unexercised stock options granted by Presbia Holdings and outstanding restricted stock awards granted by Presbia Holdings.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR-END

	OPTIONS AWARDS(1)					STOCK AWARDS
NAME	NUMBER OF ORDINARY SHARES UNDERLYING UNEXERCISED OPTIONS (EXERCISABLE)		NUMBER OF ORDINARY SHARES UNDERLYING UNEXERCISED OPTIONS (UNEXERCISABLE)	OPTION EXERCISE PRICE	OPTION EXPIRATION DATE	NUMBER OF RESTRICTED SHARES THAT HAVE NOT VESTED		DECEMBER 31, 2014 MARKET VALUE OF RESTRICTED SHARES THAT HAVE NOT VESTED
Richard Ressler	60,000	(1)	—	$0.08	10/21/23	—		$—
Mark Blemenkranz	—		—	—	—	200,000	(2)	$180,000	(3)

(1)	Such options (covering an aggregate of 60,000 shares) were immediately vested and exercisable with respect to 60% of the ordinary shares subject thereto on the date of grant, vested and became exercisable with respect to an additional 20% of the ordinary shares subject thereto on February 1, 2014 and vested and became exercisable with respect to an additional 20% of the ordinary shares subject thereto on February 1, 2015.
(2)	Such shares will vest in four equal annual installments on October 21, 2015, 2016, 2017 and 2018. In addition, such shares will vest upon a “change in control” of Presbia Holdings unless the board of directors of Presbia Holdings determines that Mr. Blumenkranz has been offered substantially similar replacement restricted stock and a comparable position at any acquiring company.
(3)	There was no established market value for Presbia Holdings’ restricted shares as of December 31, 2014; the amount set forth in the table above represents our estimate of fair market value of $0.40 per ordinary share.

On May 13, 2015, the board of directors and the shareholders of Presbia Holdings approved a plan to liquidate Presbia Holdings and distribute the ordinary shares of Presbia PLC held by Presbia Holdings to the equity holders of Presbia Holdings, pro rata based upon their equity ownership as of the date of the distribution, which is expected to occur on or about August 3, 2015. The equity holders of Presbia Holdings include certain officers and directors of Presbia PLC, including Messrs. Ressler, Loshitzer, Feingold and Thurman, and Dr. Blumenkranz. In connection with such liquidation and distribution, all outstanding options to purchase ordinary shares of Presbia Holdings and restricted ordinary shares of Presbia Holdings, including those reported above, will vest and became exercisable.

Compensation Committee Report

As an emerging growth company, we are not required to include a Compensation Discussion and Analysis section in this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee monitors the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility with respect to the financial statements and the reporting process of the Company. The Company’s independent auditor is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to generally accepted accounting principles. The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2014, with the Company’s management.

2. The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent auditor, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP the independence of that firm.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board, and the Board has approved, that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

Respectfully,

Robert Cresci (Chairman)

Mark Blumenkranz

Ralph Thurman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of May 1, 2015 with respect to the beneficial ownership of our ordinary shares by:

•	each of our named executive officers and directors;

•	all of our executive officers and directors as a group; and

•	each person or group of affiliated persons who is known by us to beneficially own more than 5% of our outstanding shares.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the SEC’s rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Unless otherwise indicated below, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Unless otherwise indicated, the address of each person listed below is c/o Presbia PLC, 120/121 Baggot Street Lower, Dublin 2, Ireland.

	ORDINARY SHARES BENEFICIALLY OWNED+
NAME OF BENEFICIAL OWNER	NUMBER		PERCENT
Todd Cooper	—	(1)	—
Zohar Loshitzer	—	(2)	—
Vladimir Feingold	—	(3)	—
Richard Ressler	9,670,000	(4)	72.5%
Mark Blumenkranz	12,603	(5)	*
Ralph Thurman	83,333	(6)	*
John Jacob Vander Zanden	—	(7)	—
Robert Cresci	9,270	(8)	*
Executive officers and directors as a group (9 persons)	9,775,206	(9)	72.7%

*	Less than one percent.
+	On May 13, 2015, the board of directors and the shareholders of Presbia Holdings approved a plan to liquidate Presbia Holdings and distribute the ordinary shares of Presbia PLC held by Presbia Holdings to the equity holders of Presbia Holdings, pro rata based upon their equity ownership as of the date of the distribution, which is expected to occur on or about August 3, 2015. The equity holders of Presbia Holdings include certain officers and directors of Presbia PLC, including Messrs. Ressler, Loshitzer, Feingold and Thurman, and Dr. Blumenkranz. The holdings presented herein do not given effect to the liquidation of Presbia Holdings.
(1)	Does not include 450,000 ordinary shares covered by options, none of which are exercisable within 60 days of May 1, 2015.
(2)

Does not include 100,000 ordinary shares covered by options, none of which are exercisable within 60 days of May 1, 2015, or any shares owned by Presbia Holdings. On an as-converted, fully-diluted basis, Presbia Holdings had 292,611,351 ordinary shares outstanding as of May 1, 2015, which we refer to as the Presbia Holdings Aggregate Shares. With respect to the Presbia Holdings Aggregate Shares, as of May 1, 2015, Mr. Loshitzer (i) owned 11.5% of the equity interests in Orchard Presbia, LLC, which in turn owned approximately 20.5% of the Presbia Holdings Aggregate Shares, (ii) owned restricted shares issued by Presbia Holdings that represent approximately 0.3% of the Presbia Holdings Aggregate Shares and (iii) owned options to purchase Presbia Holdings’ ordinary shares covering approximately 0.2% of the

Presbia Holdings Aggregate Shares. Mr. Loshitzer disclaims beneficial ownership of any of our ordinary shares held by Presbia Holdings.
(3)	Does not include 100,000 ordinary shares covered by options, none of which are exercisable within 60 days of May 1, 2015, or any shares owned by Presbia Holdings. With respect to the Presbia Holdings Aggregate Shares, as of May 1, 2015, Mr. Feingold (i) and his family members owned 100% of Feingold Investments, LLC, which in turn owned approximately 13.3% of the Presbia Holdings Aggregate Shares, and (ii) owned options to purchase Presbia Holdings’ ordinary shares covering approximately 0.2% of the Presbia Holdings Aggregate Shares. Mr. Feingold disclaims beneficial ownership of any of our ordinary shares held by Presbia Holdings.
(4)	Includes 3,333 ordinary shares covered by options which are exercisable within 60 days of May 1, 2015; does not include 6,667 shares underlying options which are not exercisable within 60 days of May 1, 2015. As of May 1, 2015, Presbia Holdings holds 9,666,667 of our ordinary shares. Richard Ressler is a director of Presbia Holdings and beneficially owns all of the ordinary shares of Presbia PLC held by Presbia Holdings by virtue of the following: (i) Richard Ressler and trusts for his family members own 100% of the equity interests in Orchard Investments, LLC, which in turn owns approximately 83.3% of the equity interests in Orchard Presbia, LLC, (ii) Orchard Investments, LLC owns approximately 21.8% of the Presbia Holdings Aggregate Shares, (iii) Orchard Presbia, LLC owns approximately 20.5% of the Presbia Holdings Aggregate Shares, (iv) Orchard Alternative Investments, LP owns approximately 9.1% of the Presbia Holdings Aggregate Shares, (v) Orchard Capital Investments, LLC is the managing member of Orchard Alternative Investments GP, LLC, which is the general partner of Orchard Alternative Investments, LP, (vi) Mr. Ressler is the President of Orchard Capital Corporation, which is the Manager of each of Orchard Investments, LLC, Orchard Presbia, LLC and Orchard Capital Investments, LLC, and (vii) Mr. Ressler directly owns approximately 32.7% of the Presbia Holdings Aggregate Shares, which includes options to purchase Presbia Holdings’ ordinary shares covering less than 0.1% of the Presbia Holdings Aggregate Shares.
(5)	Consists of 3,333 ordinary shares underlying options which are exercisable within 60 days of May 1, 2015 and 9,270 restricted ordinary shares. Does not include 6,667 shares underlying options which are not exercisable within 60 days of May 1, 2015. Does not include any shares owned by Presbia Holdings. As of May 1, 2015, Dr. Blumenkranz owned restricted shares issued by Presbia Holdings that represented less than 0.1% of the Presbia Holdings Aggregate Shares. Dr. Blumenkranz disclaims beneficial ownership of any ordinary shares held by Presbia Holdings.
(6)	Consists of 83,333 ordinary shares covered by options which are exercisable within 60 days of May 1, 2015. Does not include 166,667 ordinary shares covered by options which are not exercisable within 60 days of May 1, 2015. Does not include any shares owned by Presbia Holdings. As of May 1, 2015, Mr. Thurman owned restricted shares issued by Presbia Holdings that represented less than 0.1% of the Presbia Holdings Aggregate Shares. Mr. Thurman disclaims beneficial ownership of any ordinary shares held by Presbia Holdings.
(7)	Does not include 10,000 ordinary shares underlying options, none of which are exercisable within 60 days of May 1, 2015. Does not include any shares held by Presbia Holdings. With respect to the Presbia Holdings Aggregate Shares, as of May 1, 2015, Mr. Vander Zanden owned options to purchase Presbia Holdings’ ordinary shares that cover approximately 0.2% of the Presbia Holdings Aggregate Shares. Mr. Vander Zanden disclaims beneficial ownership of any of our ordinary shares held by Presbia Holdings.
(8)	Consists of 9,270 restricted ordinary shares awarded.
(9)	Includes the 9,666,667 ordinary shares held by Presbia Holdings as of May 1, 2015, all of which are deemed to be beneficially owned by Richard Ressler. Includes 89,999 ordinary shares covered by options which are exercisable within 60 days of May 1, 2015.

AUDITORS

D&T served as our independent registered public accounting firm under U.S. law for the fiscal year ended December 31, 2014 and audited our U.S. financial statements for such fiscal year. Deloitte (Ireland) served as our independent auditor under Irish law for the fiscal year ended December 31, 2014 and audited our Irish Statutory Accounts for such fiscal year. The Audit Committee of our Board conducted a review of our auditors. As a result of this review, on June 4, 2015, upon the recommendation of the Audit Committee and following careful deliberation, we decided to engage Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm with respect to our U.S. financial statements for the fiscal year ending December 31, 2015 and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements for the fiscal year ending December 31, 2015, which engagements became effective on June 8, 2015. On June 4, 2015, D&T was dismissed as our independent registered public accounting firm, effective immediately, and on June 5, 2015, Deloitte (Ireland) resigned as our independent auditor, effective immediately.

The audit reports of D&T on our financial statements for the Fiscal 2014 Fiscal 2013 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except the audit reports for Fiscal 2014 and Fiscal 2013 contained an explanatory paragraph relating to allocations of expenses from Presbia Holdings, our controlling shareholder, and arrangements with related parties, and the audit report for Fiscal 2013 contained an explanatory paragraph relating to our ability to continue as a going concern.

During Fiscal 2014 and Fiscal 2013, and during the period from January 1, 2015 through June 4, 2015, we had: (i) no disagreements with D&T of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to D&T’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During Fiscal 2014 and Fiscal 2013, and during the period from January 1, 2015 through June 8, 2015, neither we nor anyone on our behalf consulted Squar, Milner, Peterson, Miranda & Williamson, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively), except that Squar, Milner, Peterson, Miranda & Williamson, LLP assisted in the preparation of the Company’s income tax provision in connection with the Company preparing its financial statements for Fiscal 2014.

We are submitting our selection of Squar, Milner, Peterson, Miranda & Williamson, LLP and Moore Stephens LLP for ratification by our shareholders at the Annual Meeting. We are not required to seek shareholder ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP or Moore Stephens LLP. However, we are submitting the selection of both auditors to our shareholders for ratification as a matter of good corporate practice. If our shareholders do not ratify the selection of either auditor, the Audit Committee of our Board will reconsider whether or not to retain such firm.

During the Annual Meeting, management will present our Irish Statutory Accounts for the fiscal year ended December 31, 2014 and the reports of Deloitte (Ireland), our independent auditor for the year ended December 31, 2014, thereon. One or more representatives of Deloitte (Ireland) is expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.

In addition, one or more representatives of Squar, Milner, Peterson, Miranda & Williamson, LLP and Moore Stephens LLP is expected to be present or participate telephonically at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.

The following table presents fees for professional services provided by D&T for the years ended December 31, 2014 and 2013 (amounts in thousands):

	YEAR ENDED DECEMBER 31,
	2014	2013
Audit fees	$403	$440
Audit-related fees	622	561
Tax fees	268	145
All other fees	—	—

Total	$1,293	$1,146

Audit fees. Audit fees consist of the aggregate fees billed for professional services rendered for (i) the audit of our annual financial statements and (ii) accounting consultations.

Audit-Related Fees. Audit related fees consist of fees billed for professional services rendered for the filing of our Registration Statement on Form S-1 related to our initial public offering.

Tax Fees. Tax fees consisted of professional services rendered for tax compliance, tax advice and tax planning. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees. No other fees were incurred in 2014 or 2013.

Pre-approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, as amended, the audit committee of our Board is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, the audit committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence. To implement these provisions of the Sarbanes-Oxley Act of 2002, as amended, the Securities and Exchange Commission has issued rules specifying the types of services that an independent registered public accounting firm may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent registered public accounting firm. Hence, the audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Prior to our initial public offering in February 2015, we had not constituted an audit committee of our Board. However, our Board as a whole approved all of the professional services provided by D&T for the years ended December 31, 2014 and 2013.

RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2014 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of our share capital, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Reorganization Transactions

For a description of the Reorganization Transactions, see “General Information About the Annual Meeting and Voting — Corporate History.”

Transactions with Presbia Holdings

From 2009 through our initial public offering, Presbia Holdings funded our operations with cash and payments of operating expenses on our behalf. The aggregate principal amount due Presbia Holdings in connection with such funding as of December 31, 2014 was $0.4 million. In January 2015, Presbia Holdings advanced approximately $1.1 million of additional funds to continue to fund our operations. All of such funding from Presbia Holdings accrued interest at a rate of 15% per annum, compounding daily, through November 30, 2014. From December 1, 2014 to the 2015 Capital Contribution in January 2015, all such funding accrued interest at a rate equal to the then applicable monthly federal rate of interest for short-term loans, adjusted monthly, compounding daily. All of such funding debt was converted to equity prior to the consummation of our initial public offering, as described below.

As part of the Reorganization Transactions, in October 2013, we effected the 2013 Restructuring described under “General Information About the Annual Meeting and Voting — Corporate History.” To effect the 2013 Restructuring, we entered into certain agreements with Presbia Holdings. Pursuant to those agreements and other intercompany agreements, Presbia Ireland, Limited, our interim holding company, acquired, directly or indirectly, 100% of our business, assets and subsidiaries from Presbia Holdings. At the time of the 2013 Restructuring, Presbia Ireland, Limited was wholly-owned by Presbia Holdings and certain intercompany debt was owed to Presbia Holdings by certain of its other subsidiaries. As part of the 2013 Restructuring, Presbia Holdings converted approximately $12 million of outstanding intercompany debt owed to Presbia Holdings into equity of certain of such subsidiaries.

In November 2014, we effected the 2014 Debt Conversion described under “General Information About the Annual Meeting and Voting — Corporate History.” In the 2014 Debt Conversion, approximately $23.5 million, representing the balance of outstanding intercompany debt owed to Presbia Holdings by certain subsidiaries of Presbia Ireland, Limited at that time, was converted to equity of such subsidiaries.

In January 2015, we effected the 2015 Debt Conversion described under General Information About the Annual Meeting and Voting — Corporate History.” In the 2015 Debt Conversion, approximately $1.6 million, representing the balance of outstanding intercompany debt owed to Presbia Holdings by a subsidiary of Presbia Ireland, Limited at that time, was converted to equity of such subsidiary.

In addition, in January 2015, Presbia Holdings contributed all of the shares in issue of Presbia Ireland, Limited to Presbia PLC, an Irish incorporated public limited company, in exchange for 9,166,667 ordinary shares of Presbia PLC.

Also, Presbia Holdings purchased an aggregate of 500,000 ordinary shares in our initial public offering in February 2015.

Presbia Holdings is our controlling shareholder. For information regarding the relationship of Richard Ressler (one of our directors and the beneficial owner of the ordinary shares of our company held by Presbia Holdings)

with Presbia Holdings, see “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management.”

Transactions with Orchard Capital and its Affiliates

Orchard Capital has provided financial analysis and bookkeeping, accounting, legal, compliance and directorial services to Presbia since January 2011 pursuant to a Services Agreement. Such agreement will remain in effect until terminated by either party thereto upon 30 days’ notice. Orchard Capital invoices us quarterly for such services at cost. During the year ended December 31, 2014, we recognized general and administrative expenses of $18,000 for services invoiced by Orchard Capital. As of December 31, 2014, no amounts were due to Orchard Capital for these services. For the three-month period ended March 31, 2015, we recognized general and administrative expense of $142,000 and offering expense of $38,600 for services invoiced by Orchard Capital. At March 31, 2015, approximately $138,300 was due to Orchard Capital for these services.

Also, commencing during the second quarter of 2013, we have received human resources management services, payroll services, IT support and risk management services from CIM Group. We have incurred charges of $152,000 payable to CIM Group for such services for the year ended December 31, 2014. As of December 31, 2014, amounts due to CIM Group for human resources, payroll, information technology and legal services amounted to $12,000. For the three-month period ended March 31, 2015, approximately $24,900 was recognized as general and administrative expense in connection with the services provided by CIM Group and $22,200 was due to CIM Group at March 31, 2015.

For information regarding the relationship of Richard Ressler (one of our directors and the beneficial owner of the ordinary shares of our company held by Presbia Holdings) with Orchard Capital and CIM Group, see “Directors, Executive Officers and Corporate Governance.”

Registration Rights Agreement

Presbia Holdings, our controlling shareholder, and certain of its transferees, have rights to cause our company to register their ordinary shares, including any ordinary shares that Presbia Holdings transfers to its equity owners, under the Securities Act. These rights are provided under the terms of a registration rights agreement between us and Presbia Holdings and includes demand registration rights and piggyback registration rights. These registration rights are assignable, subject to certain conditions, including that the assignee be bound by the terms and conditions of the registration rights agreement. To the extent permitted by applicable law, we will pay, or if not permitted by applicable law, we will cause one of our non-Irish subsidiaries to pay, all registration expenses in connection with registrations under this agreement.

In connection with a contemplated liquidation of Presbia Holdings, on or about August 3, 2015, Presbia Holdings is expected to distribute the 9,666,667 ordinary shares of Presbia PLC that it owns to its equity holders, which equity holders include certain of our officers and directors, including Richard Ressler and certain of his affiliated entities. Following such distribution, it is expected that Richard Ressler and his affiliated entities will receive the demand registration rights set forth below and all recipients of the distributed shares will have the piggyback registration rights set forth below.

Demand registration rights

Under the terms of the registration rights agreement, at any time beyond six months after the consummation of our initial public offering, we are required, upon the written request of the holders of the shares that are entitled to rights under the registration rights agreement, to use our best efforts to register all or a portion of these shares for public resale. We are not required to effect a registration pursuant to this provision of the registration rights agreement (i) if the shares requested to be registered do not represent (a) at least 10% of the shares that are entitled to registration rights under the agreement or (b) an anticipated aggregate public offering price of at least $10 million; or (ii) during the period starting with the date 30 days prior to our good faith estimate of the date of filing of, and ending on a date 180 days following the effective date of, any company-initiated registration under the Securities Act. If such a registration is to be an underwritten offering, then the holders’ registration rights are conditioned upon the holders’ participation in that underwriting. We may defer the filing of a registration statement once during any 12-month period for a period of not more than ninety days, if we provide written notice stating that in the good faith judgment of our Board, a disadvantageous condition exists, including the existence of certain material transactions or financings, the unavailability of any required financial statements, or the possession by our company of any material information which would not be in the best interests of our company to disclose.

Piggyback registration rights

Presbia Holdings, as well as its equity holders and other permitted transferees, are entitled to piggyback registration rights. If we register any of our securities for our own account, the holders of these shares are entitled to include their shares in the registration. If such registration is to be an underwritten offering, then the holders’ registration rights are conditioned on such holders’ participation in that underwriting.

Director and Executive Officer Compensation

See “Executive Compensation” for information regarding compensation of our directors and executive officers.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. Also, our Presbia USA, Inc. subsidiary has entered into an indemnification agreement with each of our executive officers and directors (each of our executive officers and directors is also an officer and/or director of our Presbia USA, Inc. subsidiary). These agreements, among other things, require us to indemnify an indemnitee to the fullest extent permitted by applicable law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the indemnitee in any action or proceeding, including any action or proceeding by us or in our right, arising out of the person’s services as a director or executive officer. We also maintain directors’ and officers’ liability insurance for our directors and officers.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

As provided by our audit committee charter, our audit committee is responsible for reviewing and approving in advance the related party transactions covered by our company’s related transaction policies and procedures.

PRESENTATION OF THE IRISH STATUTORY ACCOUNTS

Presbia PLC’s Irish Statutory Accounts for the fiscal period ending December 31, 2014, including the reports of the auditor thereon, will be presented at the Annual Meeting. There is no requirement under Irish law that such statements be approved by the shareholders, and no such approval will be sought at the Annual Meeting. The Irish Statutory Accounts are available with the proxy materials at www.envisionreports.com/LENS.

Recent changes in Irish accounting regulations require Presbia PLC to adopt a new accounting framework for its parent entity Irish financial statements for the financial year starting January 1, 2015. The transition date period for the purpose of preparing a prior year comparative will be January 1, 2014. The Board considers it to be in the best interests of Presbia PLC to adopt either FRS 101 (Reduced Disclosure Framework) or FRS 102 (the Financial Reporting Standard Applicable in the U.K. and Republic of Ireland) for the financial year starting January 1, 2015. Whichever of these options are selected, Presbia PLC intends to utilize the disclosure exemptions available. No disclosures in the current U.S. GAAP financial statements that Presbia is required to file with the United States Securities and Exchange Commission would be omitted on adoption of either FRS 101 or FRS 102.

A shareholder or shareholders having an aggregate holding of 5% or more of the total outstanding shares in Presbia PLC may serve objections in writing to the use of the disclosure exemptions to the Company Secretary at our headquarters at 120/121 Baggot Street Lower, Dublin 2 Ireland before July 22, 2015.

IRISH COMPANIES ACT 2014 (THE “NEW ACT”)

New Irish company legislation, the New Act, which replaces existing Irish company law statute, came into force on June 1, 2015. We are currently conducting a review with our legal counsel to determine what changes will need to be made to our constitutional documents following the commencement of the New Act.

Our shareholders should be aware of a change to the existing law in respect of the notification of substantial shareholdings. Under the New Act, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in 3% or more of our shares; or if as a result of a transaction a shareholder who was interested in more than 3% of our shares ceases to be so interested. Where a shareholder is interested in more than 3% of our shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of the shareholder’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder’s interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder’s rights in respect of any our ordinary shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the court to have the rights attaching to such shares reinstated.

OTHER MATTERS

The Board does not know of any other matter that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the proxy agents noted on the enclosed proxy card to vote the shares represented thereby in accordance with the recommendation of the Board on such matters.

ACCESS TO FORM 10-K

On written request, we will provide, without charge to each record or beneficial holder of our ordinary shares as of June 1, 2015, a copy of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Written requests should be directed to Presbia PLC, c/o Corporate Secretary at 120/121 Baggot Street Lower, Dublin 2 Ireland.

In addition, our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports are available, free of charge, on or through our website (www.presbia.com) as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities Exchange Commission, or the SEC. The public may read and copy any materials we file with the Securities Exchange Commission at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding our filings at www.sec.gov.

Vote by Internet • Go to www.envisionreports.com/LENS • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Presbia PLC Annual General Shareholder Meeting to be Held on July 23, 2015

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2015 proxy statement, our 2014 annual report and our 2014 Irish statutory accounts are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/LENS to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 10, 2015 to facilitate timely delivery.

Shareholder Meeting Notice

Presbia PLC’s Annual General Meeting of Shareholders will be held on July 23, 2015 at The Fitzwilliam Hotel, located at St. Stephen’s Green, Dublin 2, Ireland, at 10:00 a.m. Irish Standard Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all director nominees and FOR Proposals 2 and 3:

1.	Election of the following nominees as directors: Ralph Thurman, Richard Ressler, Zohar Loshitzer, Vladimir Feingold, Todd Cooper, Robert Cresci and Mark Blumenkranz.

2.	Ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent registered public accounting firm with respect to Presbia’s U.S. financial statements and to authorize the Audit Committee of the Board of Directors to set such auditor’s remuneration.

3.	Ratify the selection of Moore Stephens LLP as independent statutory auditor with respect to Presbia’s Irish financial statements and to authorize the Audit Committee of the Board of Directors to set such auditor’s remuneration.

4.	To consider such other business as may properly come before the meeting or at any adjournment or postponement thereof.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

For directions to our Annual Meeting, please contact: The Fitzwilliam Hotel at +353 1 478 7000.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

Internet - Go to www.envisionreports.com/LENS. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

Telephone - Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

Email - Send email to investorvote@computershare.com with “Proxy Materials Presbia PLC” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 10, 2015.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m. (Irish Standard Time), on July 22, 2015.

Vote by Internet
• Go to www.envisionreports.com/LENS
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Outside USA, US territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply.
• Follow the instructions provided by the recorded message

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all the director nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Ralph Thurman	☐	☐	☐	02 - Richard Ressler	☐	☐	☐	03 - Zohar Loshitzer	☐	☐	☐
	04 - Vladimir Feingold	☐	☐	☐	05 - Todd Cooper	☐	☐	☐	06 - Robert Cresci	☐	☐	☐
	07 - Mark Blumenkranz	☐	☐	☐

		For	Against	Abstain
2.	Ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent registered public accounting firm with respect to Presbia’s U.S. financial statements and to authorize the Audit Committee of the Board of Directors to set such auditor’s remuneration.	☐	☐	☐

3.	Ratify the selection of Moore Stephens LLP as independent statutory auditor with respect to Presbia’s Irish financial statements and to authorize the Audit Committee of the Board of Directors to set such auditor’s remuneration.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Presbia PLC

Notice of 2015 Annual General Meeting of Shareholders

The Fitzwilliam Hotel, St. Stephen’s Green, Dublin 2, Ireland

Proxy Solicited by Board of Directors for Annual Meeting — July 23, 2015

Ralph (Randy) Thurman and Todd Cooper, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Presbia PLC to be held on July 23, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy, when properly executed, will be voted as directed by the shareholder. If you return a signed proxy card with no direction given, the Proxies will have authority to vote FOR all director nominees in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

If you are a shareholder who is entitled to attend and vote, then you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. A proxy is not required to be a shareholder of Presbia. If you wish to appoint as proxy any person other than Ralph Thurman and Todd Cooper, please contact Richard Fogarty, Presbia’s Corporate Secretary. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a shareholder from attending, speaking and voting at the Annual Meeting in person.

(Items to be voted appear on reverse side.)